Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill [Abstract]
GOODWILL
21. GOODWILL

The change in goodwill for the year ended December 31 is due to the following:

millions of Canadian dollars	2018	2017
Balance, January 1	$5,805	$6,213
Change in foreign exchange rate	508	(408)
Balance, December 31	$6,313	$5,805

Goodwill on Emera’s Consolidated Balance Sheets relates to the acquisitions of TECO Energy, Emera Maine and GBPC. Goodwill is subject to an annual assessment for impairment at the reporting unit level. Emera’s reporting units with goodwill are Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC.

A qualitative impairment assessment was performed for Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC, concluding that the fair value of the reporting units exceeded their respective carrying values, and as such, no quantitative assessments were performed and no impairment charges were recognized.